EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Versata, Inc. (the “Company”) for the period ended July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan Baratz, President, Chief Executive Officer and Director of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the date and for the periods expressed in the Report.

Date: September 14, 2004

By:	/s/ ALAN BARATZ
Alan Baratz President, Chief Executive Officer and Director